EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer and Chief Financial Officer

In connection with the Annual Report on Form 10-K of Lodging Fund REIT III, Inc. (the “Company”) for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Corey R. Maple, as the Chief Executive Officer of the Company, and Samuel C. Montgomery, as the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022

/s/ Corey R. Maple
Corey R. Maple, Chief Executive Officer,
Chairman of the Board and Secretary
(principal executive officer)

/s/ Samuel C. Montgomery
Samuel C. Montgomery, Chief Financial Officer
(principal financial officer)